                                                                    EXHIBIT 99.2






                               PURCHASE AGREEMENT

                            DATED AS OF APRIL 1, 2004


                                 BY AND BETWEEN



                                  VIRAGEN, INC.

                                       AND

                               [NAME OF INVESTOR]


                              --------------------


                          7% CONVERTIBLE NOTE DUE 2006

                                       AND

                          COMMON STOCK PURCHASE WARRANT

                                  VIRAGEN, INC.

                               PURCHASE AGREEMENT

                          7% CONVERTIBLE NOTE DUE 2006

                                       AND

                          COMMON STOCK PURCHASE WARRANT


                                TABLE OF CONTENTS


                                                                                                      PAGE
                                                                                                      ----

1.       Definitions.....................................................................................1

2.       Purchases and Sales of the Note and Warrant.....................................................5
         2.1      Purchase and Sale......................................................................5
         2.2      Escrow Funding.........................................................................6
         2.3      Closing................................................................................6

3.       Representations and Warranties of the Company...................................................6
         3.1      Organization, Good Standing and Qualification..........................................6
         3.2      Authorization..........................................................................7
         3.3      Capitalization.........................................................................7
         3.4      Valid Issuance, Enforceable Obligation.................................................7
         3.5      Consents...............................................................................8
         3.6      Delivery of SEC Filings; Business; Non-Public Information..............................8
         3.7      Use of Proceeds........................................................................8
         3.8      No Material Adverse Change.............................................................9
         3.9      Registration Statements................................................................9
         3.10     Form S-3 Eligibility..................................................................10
         3.11     No Conflict, Breach, Violation or Default.............................................10
         3.12     Tax Matters...........................................................................10
         3.13     Title to Properties...................................................................11
         3.14     Certificates, Licenses, Authorizations and Permits....................................11
         3.15     No Labor Disputes.....................................................................11
         3.16     Intellectual Property.................................................................11
         3.17     Environmental Matters.................................................................12
         3.18     Litigation............................................................................12
         3.19     Financial Statements..................................................................12
         3.20     Insurance Coverage....................................................................12
         3.21     Compliance with AMEX Continued Listing Requirements...................................13
         3.22     Acknowledgement of Potential Dilution.................................................13
         3.23     Brokers and Finders...................................................................13
         3.24     No Directed Selling Efforts or General Solicitation...................................13
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                                      -i-


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

                                                                                                      PAGE
                                                                                                      ----

         3.25     No Integrated Offering................................................................13
         3.26     Disclosures...........................................................................13
         3.27     Absence of Rights Agreement...........................................................14

4.       Representations and Warranties of the Purchaser................................................14
         4.1      Organization and Existence............................................................14
         4.2      Purchase Entirely for Own Account.....................................................14
         4.3      Investment Experience.................................................................14
         4.4      Disclosure of Information.............................................................14
         4.5      Restricted Securities.................................................................14
         4.6      Accredited Investor...................................................................14
         4.7      No General Solicitation...............................................................14
         4.8      Residency of Purchaser................................................................15
         4.9      Brokers and Finders...................................................................15
         4.10     Authorization.........................................................................15
         4.11     Risk Factors..........................................................................15
         4.12     Reliance..............................................................................15
         4.13     No Representations....................................................................15
         4.14     Survival..............................................................................15

5.       Registration Rights Agreement..................................................................15

6.       Certain Covenants of the Company and the Purchaser.............................................16
         6.1      Stockholder Approval; Reverse Stock Split; Rule 144...................................16
         6.2      Limitation on Certain Transactions....................................................17
         6.3      Right of the Purchasers to Participate in Future Transactions.........................17
         6.4      Reports and Information...............................................................19
         6.5      Press Releases........................................................................20
         6.6      No Conflicting Agreements.............................................................20
         6.7      Insurance.............................................................................20
         6.8      Compliance with Laws..................................................................20
         6.9      Listing of Underlying Shares and Warrant Shares and
                  Related Matters.......................................................................21
         6.10     Form 8-K..............................................................................21
         6.11     Legends...............................................................................21
         6.12     Limitation on Certain Actions.........................................................22
         6.13     Best Efforts..........................................................................22
         6.14     Debt Obligation.......................................................................22

7.       Conditions to Escrow Funding...................................................................23
         7.1      Conditions to the Company's Obligations...............................................23
         7.2      Conditions to the Purchaser's Obligations.............................................23

8.       Conditions to Closing..........................................................................24
         8.1      Conditions to the Company's Obligations to Issue and Sell.............................24
         8.2      Conditions to the Purchaser's Obligations to Purchase.................................24


                                                                                                      PAGE
                                                                                                      ----

9.       Miscellaneous..................................................................................26
         9.1      Successors and Assigns................................................................26
         9.2      Counterparts..........................................................................26
         9.3      Titles and Subtitles..................................................................26
         9.4      Notices...............................................................................26
         9.5      Expenses..............................................................................27
         9.6      Amendments and Waivers................................................................27
         9.7      Severability..........................................................................27
         9.8      Entire Agreement......................................................................27
         9.9      Survival..............................................................................27
         9.10     Further Assurances....................................................................28
         9.11     Applicable Law........................................................................28
         9.12     Remedies..............................................................................28
         9.13     Jurisdiction..........................................................................28
         9.14     Survival..............................................................................28
         9.15     Construction; Purchaser Status........................................................29

EXHIBITS

Exhibit A  -     Form of Note
Exhibit B  -     Form of Warrant
Exhibit C  -     Form of Registration Rights Agreement
Exhibit D  -     Form of Escrow Agreement
Exhibit E  -     Form of Opinion of Legal Counsel to the Company to be Delivered on Escrow Funding Date
Exhibit F  -     Form of Press Release



                               PURCHASE AGREEMENT


                  THIS PURCHASE AGREEMENT dated as of April 1, 2004 (this "Agreement"), by and between VIRAGEN, INC., a Delaware corporation (the "Company"), and [NAME OF PURCHASER] (the "Purchaser").

                              W I T N E S S E T H:

                  WHEREAS, the Purchaser wishes to purchase from the Company, and the Company wishes to sell and issue to the Purchaser, upon the terms and subject to the conditions of this Agreement, (i) a Note (such capitalized term and all other capitalized terms used herein having the respective meanings provided herein) in principal amount set forth on the signature pages hereto and
(ii) a Warrant initially entitling the holder to purchase the number of shares of Common Stock set forth on the signature pages hereto for the Purchase Price; and

                  WHEREAS, at or before the Closing, the parties hereto are executing and delivering, one to the other, the Registration Rights Agreement, pursuant to which, among other things, the Company will agree to provide certain registration rights under the 1933 Act, and the rules and regulations promulgated thereunder, and applicable state securities laws for the resale of the shares of Common Stock issuable upon conversion of the Note and issuable upon exercise of the Warrant;

                  NOW THEREFORE, in consideration of the premises and the mutual covenants made herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                  1. DEFINITIONS.

                  1.1 As used in this Agreement, the terms "Agreement", "Company" and "Purchaser" shall have the respective meanings assigned to such terms in the introductory paragraph of this Agreement.

                  1.2 All the agreements or instruments herein defined shall mean such agreements or instruments as the same may from time to time be supplemented or amended or the terms thereof waived or modified to the extent permitted by, and in accordance with, the terms thereof and of this Agreement.

                  1.3 The following terms shall have the following meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined):

                  "Affiliate" means, with respect to any Person, any other Person that directly, or indirectly through one or more intermediaries, controls, is controlled by or is under common control with the subject Person. For purposes of this definition, "control" (including, with correlative meaning, the terms "controlled by" and "under common control with"), as used with respect to any Person, shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities or by contract or otherwise.

                  "Aggregation Parties" shall have the meaning provided in
Section 6.3(b).

                  "AMEX" means the American Stock Exchange, Inc.

                  "Approved Markets" shall have the meaning provided in Section 6.9.

                  "Board of Directors" means the Board of Directors of the Company.

                  "Business Day" means any day other than a Saturday, Sunday or a day on which commercial banks in The City of New York are authorized or required by law or executive order to remain closed.

                  "Closing" means the closing of the purchase and sale of the Note and Warrant on the Closing Date.

                  "Closing Date" means 10 a.m., New York City time, the date that is five Business Days after the Stockholder Approval Condition is satisfied, or such other time or date as mutually agreed by the parties hereto.

                  "Closing Location" means the Law Offices of Brian W Pusch, Penthouse Suite, 29 West 57th Street, New York, New York.

                  "Common Stock" means the Common Stock, $.01 per share, of the Company.

                  "Common Stock Equivalent" means any warrant, option, subscription or purchase right with respect to shares of Common Stock, any security convertible into, exchangeable for, or otherwise entitling the holder thereof to acquire, shares of Common Stock or any warrant, option, subscription or purchase right with respect to any such convertible, exchangeable or other security.

                  "Default Period" shall have the meaning provided in Section 6.12.

                  "Encumbrances" means all mortgages, deeds of trust, claims, security interests, liens, pledges, leases, subleases, charges, escrows, options, proxies, rights of occupancy, rights of first refusal, preemptive rights, covenants, conditional limitations, hypothecations, prior assignments, easements, title retention agreements, indentures, security agreements or any other encumbrances of any kind.

                  "Environmental Law" shall have the meaning provided in Section 3.17.

                  "Escrow Agent" means Law Offices of Brian W Pusch, as escrow agent.

                  "Escrow Agreement" means the Escrow Agreement, dated as of the date hereof, among the Company, the Purchaser and the Escrow Agent in the form attached as EXHIBIT D.

                  "Escrow Funding Date" means April 1, 2004, or such other date as mutually agreed by the Company and the Purchaser.

                  "Event of Default" shall have the meaning to be provided or provided in the Note.

                  "Excluded Shares" shall have the meaning provided in Section 6.3(b).

                  "Generally Accepted Accounting Principles" means, for any Person, the United States generally accepted accounting principles and practices applied by such Person from time to time in the preparation of its audited financial statements.

                  "Intellectual Property" means all franchises, patents, trademarks, service marks, tradenames (whether registered or unregistered), copyrights, corporate names, licenses, trade secrets, proprietary software or hardware, proprietary technology, technical information, discoveries, designs and other proprietary rights, whether or not patentable, and confidential information (including, without limitation, know-how, processes and technology) used in the conduct of the business of the Company or any Subsidiary, or in which the Company or any Subsidiary has an interest.

                  "Margin Stock" shall have the meaning provided in Regulation U of the Board of Governors of the Federal Reserve System (12 C.F.R. Part 221).

                  "Material Adverse Effect" means a material adverse effect on
(i) the business, properties, operations, condition (financial or other), results of operations or prospects of the Company and the Subsidiaries, taken as a whole; (ii) the validity or enforceability of, or the ability of the Company to perform its obligations under, the Transaction Documents; or (iii) the rights and remedies of the Purchaser under the terms of the Transaction Documents.

                  "1934 Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations of the SEC promulgated thereunder.

                  "1933 Act" means the Securities Act of 1933, as amended, and the rules and regulations of the SEC promulgated thereunder.

                  "Nasdaq" means the Nasdaq National Market.

                  "Nasdaq Small Cap" means the Nasdaq Small Cap Market.

                  "Note" means the Company's 7% Convertible Note due 2006 in the principal amount set forth on the signature page hereto and in the form attached as EXHIBIT A.

                  "NYSE" means the New York Stock Exchange, Inc.

                  "Optional Redemption Consideration" shall have the meaning to be provided or provided in the Note.

                  "Other Purchase Agreements" means the several Purchase Agreements between the Company and the purchasers parties thereto pursuant to which the Company is issuing other 7% Convertible Notes due 2006 and Common Stock Purchase Warrants.

                  "Person" means an individual, corporation, partnership, limited liability company, trust, business trust, association, joint stock company, joint venture, pool, syndicate, sole proprietorship, unincorporated organization, governmental authority or any other form of entity not specifically listed herein.

                  "Purchase Price" means the amount shown on the signature pages to this Agreement as the Purchaser's Purchase Price.

                  "Purchaser Share Notice" shall have the meaning provided in
Section 6.11.

                  "Redemption Warrant" means the Common Stock Purchase Warrant issuable or issued by the Company in the form attached as EXHIBIT F to the Note.

                  "Registration Rights Agreement" means the Registration Rights Agreement by and between the Company and the Purchaser in the form attached as EXHIBIT C.

                  "Registration Statement" shall have the meaning provided in the Registration Rights Agreement.

                  "Regulation D" means Regulation D adopted by the SEC under the 1933 Act.

                  "Repurchase Event" shall have the meaning to be provided or provided in the Note.

                  "Restricted Ownership Percentage" shall have the meaning provided in Section 6.3(b).

                  "Reverse Stock Split" shall have the meaning provided in
Section 6.1(b).

                  "SEC" means the U.S. Securities and Exchange Commission.

                  "SEC Filings" means the Company's Annual Report on Form 10-K for the fiscal year ended June 30, 2003 and all other reports filed by the Company pursuant to Section 13 or 15(d) of the 1934 Act since June 30, 2003 and on or before the date of this Agreement.

                  "Securities" means the Note, the Underlying Shares, the Warrant, the Redemption Warrant and the Warrant Shares.

                  "Stockholder Approval" shall have the meaning provided in
Section 6.1(a).

                  "Stockholder Approval Condition" means the Company shall have obtained the Stockholder Approval and approval by its stockholders of the Reverse Stock split on or before the date that is 120 days after the Escrow Funding Date.

                  "Stockholder Meeting" shall have the meaning provided in
Section 6.1(a).

                  "Subsidiary" means any corporation or other entity of which a majority of the capital stock or other ownership interests having ordinary voting power to elect a majority of the board of directors or other persons performing similar functions are at the time directly or indirectly owned by the Company.

                  "Transaction Documents" means this Agreement, the Registration Rights Agreement, the Note, the Warrant, the Redemption Warrant and the Escrow Agreement.

                  "2003 10-K" means the Company's Annual Report on Form 10-K for the fiscal year ended June 30, 2003, as filed as the SEC.

                  "Underlying Shares" means the shares of Common Stock issued or issuable upon conversion of the Note or issuable or issued in lieu of payment of cash interest on the Note.

                  "Variable Rate Transaction" means a transaction in which the Company issues or sells any Common Stock or Common Stock Equivalent (a) that is convertible into, exchangeable or exercisable for, or includes the right to receive additional shares of Common Stock either (x) at a conversion, exercise or exchange rate or other price that is based upon and/or varies with the trading prices of or quotations for the Common Stock at any time after the initial issuance of such debt or equity securities, or (y) with a fixed conversion, exercise, exchange or purchase price that is subject to being reset at some future date after the initial issuance of Common Stock or Common Stock Equivalent or upon the occurrence of specified or contingent events directly or indirectly related to the business of the Company or the market for the Common Stock (but excluding standard stock split, reverse stock split and stock dividend anti-dilution provisions), or (b) pursuant to an "equity line" structure which provides for the sale, from time to time, of securities of the Company which are registered for sale or resale pursuant to the 1933 Act.

                  "Warrant" means the Company's Common Stock Purchase Warrant in the form attached hereto as EXHIBIT B.

                  "Warrant Shares" means the shares of Common Stock issuable or issued upon exercise of or otherwise pursuant to the Warrant or the Redemption Warrant.

                  2. PURCHASES AND SALES OF THE NOTE AND WARRANT.

                  2.1 PURCHASE AND SALE. Upon the terms and subject to the conditions of this Agreement, the Purchaser hereby agrees to purchase from the Company, and the Company hereby agrees to sell to the Purchaser, on the Closing Date, the Note and the Warrant for the Purchase Price. The Closing shall be held at the Closing Location.

                  2.2 ESCROW FUNDING. (a) On the Escrow Funding Date, upon the terms and subject to the conditions of this Agreement, the Purchaser shall deliver to the Escrow Agent an amount equal to the Purchase Price, to be held by the Escrow Agent pursuant to the Escrow Agreement. The Escrow Agent shall hold such funds in escrow until such time that the Escrow Agent is required or permitted to disburse such funds in accordance with the Escrow Agreement.

                  (b) As provided in the Escrow Agreement, if on or before the date that is 120 days after the Escrow Funding Date the Stockholder Approval Condition and the other conditions precedent to the obligation of the Purchaser to purchase the Note and the Warrant on the Closing Date set forth in the Transaction Documents are not satisfied or waived by the Purchaser, then after the date that is 120 days after the Escrow Funding Date the Purchaser shall have the right to instruct the Escrow Agent to release all escrowed funds held under the Escrow Agreement to the Purchaser, in which case the Purchaser shall have no further obligation to purchase the Note and the Warrant.

                  (c) From the Escrow Funding Date until the earlier of (1) the date the Purchaser instructs the Escrow Agent to release all escrowed funds to the Purchaser and (2) the Closing Date, the Company shall pay interest to the Purchaser on the amount of the Purchase Price at the rate of 10% per annum as compensation for the Purchaser's commitment under this Agreement. Such interest shall be payable by the Company on the last day of each calendar month and on the earlier of the dates referred to in the preceding clauses (1) and (2) of this Section 2.2(c).

                  2.3 CLOSING. (a) On the Closing Date, upon the terms and subject to the conditions provided in this Agreement, the Company shall deliver or cause to be delivered to the Purchaser the following:

                  (i) the Note, duly executed by the Company, registered in the name of the Purchaser, and

                  (ii) the Warrant, duly executed by the Company, registered in the name of the Purchaser.

                  (b) At the Closing, upon the terms and subject to the conditions provided in this Agreement, the Purchaser shall deliver or cause to be delivered to the Company by release from the Escrow Agent to the Company of an amount equal to the Purchase Price, less the amount of accrued and unpaid interest payable by the Company pursuant to Section 2.2(c), the amount of which shall be deemed paid to the Company as part of the Purchase Price and immediately paid to the Purchaser as such interest.

                  3. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company hereby represents and warrants to, and covenants and agrees with, the Purchaser that:

                  3.1 ORGANIZATION, GOOD STANDING AND QUALIFICATION. The Company and each Subsidiary is a corporation duly incorporated, validly existing and subsisting and in good standing under the laws of the jurisdiction of its incorporation and has all requisite corporate power and authority to carry on its business as now conducted and to own its properties. The Company and each Subsidiary is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property makes such qualification or licensing necessary unless the failure to so qualify would not be reasonably likely to result in a Material Adverse Effect. The Company has no Subsidiaries other than those listed in SCHEDULE 3.1 and has no investment in any other Person except such investments as would be classified as current assets on a balance sheet of the Company, prepared in accordance with Generally Accepted Accounting Principles.

                  3.2 AUTHORIZATION. The Company has full corporate power and authority and has taken all requisite action on the part of the Company, its officers, directors and stockholders necessary for (i) the authorization, execution and delivery of the Transaction Documents, (ii) authorization of the performance of all obligations of the Company under the Transaction Documents, and (iii) the authorization, issuance (or reservation for issuance) and delivery of the Securities. The Transaction Documents constitute the legal, valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, subject to bankruptcy, insolvency, reorganization, moratorium and similar laws of general applicability, relating to or affecting creditors' rights generally.

                  3.3 CAPITALIZATION. Set forth on SCHEDULE 3.3 hereto is (a) the authorized capital stock of the Company on the date hereof; (b) the number of shares of capital stock issued and outstanding on the date hereof; (c) the number of shares of capital stock issuable pursuant to the Company's stock option, stock purchase, stock award and similar plans; and (d) the number of shares of capital stock issuable and reserved for issuance pursuant to all Common Stock Equivalents outstanding or which the Company has agreed to issue (other than the Note and the Warrant). All of the issued and outstanding shares of the Company's capital stock have been duly authorized and validly issued and are fully paid, nonassessable and free of preemptive rights. No Person is entitled to preemptive or similar statutory or contractual rights with respect to any securities of the Company. Except as set forth on SCHEDULE 3.3 or in the SEC filings, there are no outstanding Common Stock Equivalents or other rights, agreements or arrangements of any character under which the Company is or may be obligated to issue any equity securities of any kind, and except as contemplated by this Agreement and the Other Purchase Agreements, the Company is not currently in negotiations for the issuance of any Common Stock Equivalents or capital stock of any kind. The Company has no knowledge of any voting agreements, buy-sell agreements, option or right of first purchase agreements or other agreements of any kind among any of the security holders of the Company relating to the securities of the Company held by them. Except as set forth on
SCHEDULE 3.3, except in connection with the Other Purchase Agreements and except for registration rights relating to registration statements currently on file, the Company has not granted any Person the right (which is now outstanding or effective) to require the Company to register any securities of the Company under the 1933 Act, whether on a demand basis or in connection with the registration of securities of the Company for its own account or for the account of any other Person.

                  3.4 VALID ISSUANCE, ENFORCEABLE OBLIGATION. The aggregate number of shares of Common Stock issued, outstanding and reserved for issuance is 400,799,378. The Company does not have any obligation to issue shares of Common Stock for which it has not reserved an adequate number of shares of

Common Stock. The Note, the Warrant and the Redemption Warrant are duly authorized by all necessary actions, corporate or otherwise, on the part of the Company; the Underlying Shares and the Warrant Shares have been duly authorized and when issued in accordance herewith and with the terms of the Note, the Warrant and the Redemption Warrant, will be validly issued, fully paid, non-assessable and free and clear of all Encumbrances and restrictions, except for restrictions on transfer imposed by applicable securities laws; and the Note and the Warrant, when issued in accordance with this Agreement, and the Redemption Warrant, when issued in accordance with the Note, will be free and clear of all Encumbrances and restrictions, except for restrictions on transfer imposed by applicable securities laws.

                  3.5 CONSENTS. The execution, delivery and performance by the Company of the Transaction Documents and the offer, issuance and sale of the Securities require no consent of, action by or in respect of, or filing with, any Person, governmental body, agency, or official other than filings that have been or will be made pursuant to applicable state securities laws and the requirements of the AMEX and other than the filing of a Form D by the Company with the SEC, each of which the Company undertakes to file within the applicable time periods.

                  3.6 DELIVERY OF SEC FILINGS; BUSINESS; NON-PUBLIC INFORMATION. The Company has timely filed all material reports and other documents required to be filed with the SEC pursuant to the 1934 Act since June 30, 2002. At their respective times of filing with the SEC, the SEC Filings complied in all material respects with the requirements of the 1934 Act and did not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading. The Company and the Subsidiaries are engaged only in the business described in the SEC Filings, and the SEC Filings contain a complete and accurate description of the business of the Company and the Subsidiaries. The Company has not provided to any Purchaser (i) any information required to be filed under the 1934 Act that has not been so filed or (ii) any material non-public information concerning the Company and the Subsidiaries.

                  3.7 USE OF PROCEEDS. The proceeds of the sale of the Note and the Warrant hereunder and of the exercise of the Warrant and the Redemption Warrant shall be used by the Company for working capital and general corporate purposes. None of such proceeds will be used, directly or indirectly (A) to make any loan to or investment in any other Person or (B) for the purpose, whether immediate, incidental or ultimate, of purchasing or carrying any Margin Stock or for the purpose of maintaining, reducing or retiring any indebtedness which was originally incurred to purchase or carry any stock that is currently a Margin Stock or for any other purpose which might constitute the transactions contemplated by this Agreement a "purpose credit" within the meaning of such Regulation U of the Board of Governors of the Federal Reserve System; and neither the Company nor any agent acting on its behalf has taken or will take any action which might cause this Agreement or the transactions contemplated hereby to violate Regulation T, Regulation U or any other regulation of the Board of Governors of the Federal Reserve System or to violate the 1934 Act, in each case as in effect now or as the same may hereafter be in effect.

                  3.8 NO MATERIAL ADVERSE CHANGE. Since the filing of the 2003 Form 10-K with the SEC, and except as otherwise identified and described in the SEC Filings subsequently filed by the Company with the SEC pursuant to the 1934 Act, there has not been:

                           (i) any material change in the consolidated assets, liabilities, financial condition or operating results of the Company and the Subsidiaries from that reflected in the financial statements included in the 2003 10-K, a copy of which has been delivered to the Purchasers, except changes in the ordinary course of business which have not had, in the aggregate, a Material Adverse Effect;

                           (ii) any declaration or payment of any dividend, or any authorization or payment of any distribution, on any of the capital stock of the Company, or any redemption or repurchase of any securities of the Company or any Subsidiary;

                           (iii) any material damage, destruction or loss, whether or not covered by insurance, to any assets or properties of the Company or any Subsidiary;

                           (iv) any waiver by the Company or any Subsidiary of a material right or of a material debt owed to it which waiver is adverse to the Company or any Subsidiary;

                           (v) any satisfaction or discharge of any Encumbrance or payment of any obligation by the Company or any Subsidiary, except in the ordinary course of business and which is not material to the assets, properties, prospects, financial condition, operating results or business of the Company and the Subsidiaries taken as a whole (as such business is presently conducted and the Company has publicly disclosed it is proposed to be conducted);

                           (vi) any material change or amendment to a material contract or arrangement by which the Company or any Subsidiary or any of their respective assets or properties is bound or subject;

                           (vii) any material labor difficulties or labor union organizing activities with respect to employees of or contractors to the Company or any Subsidiary;

                           (viii) any transaction entered into by the Company or any Subsidiary other than in the ordinary course of business; or

                           (ix) any other event or condition of any character that may have a Material Adverse Effect.

                  3.9 REGISTRATION STATEMENTS. During the preceding two years, each registration statement and any amendment thereto filed by the Company pursuant to the 1933 Act, as of the date such registration statement or amendment became effective, complied as to form in all material respects with the 1933 Act, and did not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading; and each prospectus or supplement filed pursuant to Rule 424 under the 1933 Act, as of its issue date and as of the closing of any sale of securities pursuant thereto did not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading.

                  3.10 FORM S-3 ELIGIBILITY. The Company is currently eligible to register the resale of its Common Stock in a secondary offering on a registration statement on Form S-3 under the 1933 Act and the Company shall maintain such eligibility at least until the Registration Statement is ordered effective by the SEC.

                  3.11 NO CONFLICT, BREACH, VIOLATION OR DEFAULT. (a) The execution, delivery and performance of the Transaction Documents by the Company and the issuance and sale of the Securities will not conflict with or result in a breach or violation of any of the terms and provisions of, or constitute a default under (i) the Company's Certificate of Incorporation (including any articles of amendment or articles designating series of shares) or the Company's Bylaws, both currently in effect (copies of which have been provided to the Purchaser before the date hereof) and as in effect on the date of issuance of the Securities, (ii) any statute, rule, regulation or order of any governmental agency or body or any court, domestic or foreign, having jurisdiction over the Company or any Subsidiary or any of their respective assets or properties, or
(iii) any agreement or instrument to which the Company or any Subsidiary is a party or by which the Company or any Subsidiary is bound or to which any of the properties of the Company or any Subsidiary is subject.

                  (b) Except where it would not have a Material Adverse Effect, the Company and each Subsidiary (i) is not in violation of any statute, rule or regulation applicable to the Company or any Subsidiary or its assets, (ii) is not in violation of any judgment, order or decree applicable to the Company or any Subsidiary or any of their respective assets, and (iii) is not in breach or violation of any agreement, note or instrument to which it or its assets are a party or are bound or subject. To the best of the Company's knowledge, neither the Company nor any Subsidiary has received notice from any Person of any claim or investigation that, if adversely determined, would render the preceding sentence untrue or incomplete.

                  3.12 TAX MATTERS. The Company and the Subsidiaries have timely prepared and filed all tax returns required to have been filed by the Company with all appropriate governmental agencies and timely paid all taxes owed by them, except where failure to make such payment would not have a Material Adverse Effect. The charges, accruals and reserves on the books of the Company and the Subsidiaries in respect of taxes for all fiscal periods are adequate in all material respects, and there are no material unpaid assessments against the Company or any Subsidiary nor, to the knowledge of the Company, any basis for the assessment of any additional taxes, penalties or interest for any fiscal period or audits by any foreign, U.S. federal, state, representations or warranties in or local taxing authority, except such as are not material. All material taxes and other assessments and levies that the Company or any Subsidiary is required to withhold or to collect for payment have been duly withheld and collected and paid to the proper governmental entity or third party when due. There are no tax liens or claims pending or threatened against the

Company or any Subsidiary or any of their respective assets or property which if adversely decided, would have a Material Adverse Effect. There are no outstanding tax sharing agreements or other such arrangements between the Company or any Subsidiary and any other Person.

                  3.13 TITLE TO PROPERTIES. Except as disclosed in the SEC Filings, the Company and each Subsidiary has good and marketable title to all real properties and all other properties and assets owned by it, in each case free from Encumbrances and defects that would materially affect the value thereof or materially interfere with the use made or currently planned to be made thereof by the Company or such Subsidiary; and except as disclosed in the SEC Filings, the Company and each Subsidiary holds any leased real or personal property under valid and enforceable leases with no exceptions that would materially interfere with the use made or currently planned to be made thereof by the Company or such Subsidiary.

                  3.14 CERTIFICATES, LICENSES, AUTHORIZATIONS AND PERMITS. The Company and each Subsidiary possesses adequate certificates, licenses, authorizations or permits issued by appropriate governmental agencies or bodies necessary to conduct the business now operated by it and has not received any notice of proceedings relating to the revocation or modification of any such certificate, license, authorization or permit that, if determined adversely to the Company or any Subsidiary, would individually or in the aggregate have a Material Adverse Effect.

                  3.15 NO LABOR DISPUTES. No material labor dispute with the employees of or contractors to the Company or any Subsidiary exists or, to the knowledge of the Company, is imminent.

                  3.16 INTELLECTUAL PROPERTY. (1) The Company and each Subsidiary holds all Intellectual Property, free and clear of all Encumbrances and restrictions on use or transfer, whether or not recorded, and has sole title to and ownership of or has the full, exclusive (subject to the rights of its licensees or licensors) right to use in its field of business, for the life of the proprietary right all Intellectual Property; (2) the use of the Intellectual Property by the Company or any Subsidiary does not, to the knowledge of the Company after due inquiry, violate or infringe on the rights of any other Person; (3) neither the Company nor any Subsidiary has received any notice of any conflict between the asserted rights of others and the Company or any Subsidiary with respect to any Intellectual Property; (4) the Company and each Subsidiary has used its best efforts to perfect its rights in and to all Intellectual Property used by it in its business or in which it has an interest;
(5) the Company and each Subsidiary are in compliance with all material terms and conditions of its agreements relating to the Intellectual Property; (6) neither the Company nor any Subsidiary is or has been a defendant in any action, suit, investigation or proceeding relating to infringement or misappropriation by the Company or any Subsidiary of any Intellectual Property; (7) neither the Company nor any Subsidiary has been notified of any alleged claim of infringement or misappropriation by the Company or any Subsidiary of any Intellectual Property; (8) the Company has no knowledge of any claim of infringement or misappropriation by the Company or any Subsidiary of any Intellectual Property; (9) to the knowledge (after due inquiry) of the Company, none of the products the Company and the Subsidiaries are researching, developing, propose to research and develop, make, have made, use, or sell, infringes or misappropriates any Intellectual Property right of any third party;
(10) none of the trademarks and service marks used by the Company or any Subsidiary, to the knowledge of the Company after due inquiry, infringes the trademark or service mark rights of any third party; (11) to the Company's knowledge none of the material processes and formulae, research and development results and other know-how relating to the Company's or the Subsidiaries' respective businesses, the value of which to the Company or any Subsidiary is contingent upon maintenance of the confidentiality thereof, has been disclosed to any Person other than Persons bound by written confidentiality agreements; and (12) the Company owns directly, or possesses adequate rights to use, all Intellectual Property used in or relating to the development, manufacture, use, distribution or marketing of the Company's products, and none of such Intellectual Property is owned, claimed or used by, or subject to any Encumbrance of or by, any Subsidiary.

                  3.17 ENVIRONMENTAL MATTERS. Neither the Company nor any Subsidiary is in violation of any statute, rule, regulation, decision or order of any governmental agency or body or any court, domestic or foreign, relating to the use, disposal or release of hazardous or toxic substances or relating to the protection or restoration of the environment or human exposure to hazardous or toxic substances (collectively, "Environmental Laws"), does not own or operate any real property contaminated with any substance that is subject to any Environmental Laws, is not liable for any off-site disposal or contamination pursuant to any Environmental Laws, and is not subject to any claim relating to any Environmental Laws, which violation, contamination, liability or claim would individually or in the aggregate have a Material Adverse Effect; and neither the Company nor any Subsidiary is aware of any pending investigation that might lead to such a claim.

                  3.18 LITIGATION. Except as set forth in the SEC Filings, there are no pending actions, suits or proceedings against or affecting the Company or any Subsidiary or any of their respective properties that, if determined adversely to the Company or such Subsidiary, would individually or in the aggregate have a Material Adverse Effect, or which are otherwise material in the context of the sale of the Securities; and to the Company's knowledge, no such actions, suits or proceedings are threatened or contemplated.

                  3.19 FINANCIAL STATEMENTS. The consolidated financial statements included in each SEC Filing present fairly and accurately in all material respects the consolidated financial position of the Company and the Subsidiaries as of the dates reported and the consolidated results of operations, changes in stockholders' equity and cash flows for the periods reported, all in conformity with Generally Accepted Accounting Principles applied on a consistent basis and in conformity with the rules and regulations of the SEC under the 1934 Act applicable to the Company. Except as set forth in the consolidated financial statements of the Company included in the SEC Filings filed prior to the date hereof, neither the Company nor any Subsidiary has any liabilities, contingent or otherwise, except those which individually or in the aggregate are not material to the financial condition or operating results of the Company and the Subsidiaries, taken as a whole.

                  3.20 INSURANCE COVERAGE. The Company and each Subsidiary maintains in full force and effect insurance coverage that is customary for comparably situated companies for the business being conducted and properties owned or leased by it, and the Company reasonably believes such insurance coverage to be adequate against all liabilities, claims and risks against which it is customary for comparably situated companies to insure.

                  3.21 COMPLIANCE WITH AMEX CONTINUED LISTING REQUIREMENTS. The Company is in compliance with all applicable AMEX continued listing requirements, except where failure to comply would not result in de-listing from or the imposition of restrictions or limitations by the AMEX, and is in good standing on such market. There are no proceedings pending or to the Company's knowledge threatened against the Company relating to the continued listing of the Company's Common Stock on the AMEX and the Company has not received any notice of, nor to the knowledge of the Company is there any basis for, the suspension of trading of the Common Stock on, or delisting of the Common Stock from, the AMEX.

                  3.22 ACKNOWLEDGEMENT OF POTENTIAL DILUTION. The Company understands that the number of shares of Common Stock issuable pursuant to the Note, the Warrant and the Redemption Warrant may be substantial and that such issuance may have a dilutive effect on the Company's equity capitalization.

                  3.23 BROKERS AND FINDERS. The Purchaser shall have no liability or responsibility for the payment of any commission or finder's fee to any third party in connection with or resulting from this Agreement or the transactions contemplated by this Agreement by reason of any agreement of or action taken by the Company.

                  3.24 NO DIRECTED SELLING EFFORTS OR GENERAL SOLICITATION. Notwithstanding anything contained on any schedule hereto, neither the Company nor any Person acting on its behalf has conducted any general solicitation or general advertising (as those terms are used in Regulation D) in connection with the offer or sale of any of the Securities.

                  3.25 NO INTEGRATED OFFERING. Neither the Company nor any of its Affiliates, nor any Person acting on its or their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would (1) adversely affect reliance by the Company on Section 4(2) of the 1933 Act and Regulation D for the exemption from registration under the 1933 Act for the transactions contemplated hereby or would require registration of the offer and sale of the Note, the Warrant, the Redemption Warrant, the Underlying Shares or the Warrant Shares to the Purchaser under the 1933 Act; or (2) require the integration of the offering of the Securities with any other offering of securities for purposes of determining the need to obtain stockholder approval of the transactions contemplated hereby under the rules of the AMEX.

                  3.26 DISCLOSURES. For purposes of this Agreement and the transactions contemplated hereby, none of the representations or warranties made by the Company under any of the Transaction Documents and no written information furnished by the Company pursuant hereto, or in any other document, certificate or written statement furnished by the Company to the Purchaser or any authorized representative of the Purchaser, pursuant to the Transaction Documents or in connection therewith, contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained herein and therein, in light of the circumstances under which they were made, not misleading.

                  3.27 ABSENCE OF RIGHTS AGREEMENT. The Company has not adopted a shareholder rights plan or similar arrangement relating to accumulations of beneficial ownership of Common Stock or a change of control in the Company.

                  4. REPRESENTATIONS AND WARRANTIES OF THE PURCHASER. The Purchaser hereby represents and warrants to the Company that:

                  4.1 ORGANIZATION AND EXISTENCE. Such Purchaser is a validly existing partnership and has all requisite partnership power and authority to invest in the Securities pursuant to this Agreement.

                  4.2 PURCHASE ENTIRELY FOR OWN ACCOUNT. The Securities to be acquired by the Purchaser pursuant to this Agreement will be acquired for the Purchaser's own account, not as nominee or agent, and not with a view to the resale or distribution of any part thereof in violation of applicable securities laws, and the Purchaser has no present intention of selling, granting any participation in, or otherwise distributing the same in violation of applicable securities laws.

                  4.3 INVESTMENT EXPERIENCE. The Purchaser acknowledges that it can bear the economic risk and complete loss of its investment in the Securities and has such knowledge of and experience with securities and financial or business matters that it is capable of evaluating the merits and risks of the purchase of the Note and Warrant.

                  4.4 DISCLOSURE OF INFORMATION. The Purchaser has had an opportunity to receive documents related to the Company and to ask questions of and receive answers from the Company regarding the terms and conditions of the offering of the Securities; PROVIDED HOWEVER, that neither such inquiries nor any other investigation conducted by the Purchaser shall modify, amend, limit or otherwise affect the Purchaser's right to rely on the Company's representations and warranties contained in the Transaction Documents or made pursuant to the Transaction Documents.

                  4.5 RESTRICTED SECURITIES. The Purchaser understands that the Note, the Warrant and the Redemption Warrant are characterized as "restricted securities" under the U.S. federal securities laws inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that under such laws and applicable regulations such securities may be resold without registration under the 1933 Act only in certain limited circumstances.

                  4.6 ACCREDITED INVESTOR. The Purchaser is an "accredited investor" as defined in Rule 501(a) of Regulation D.

                  4.7 NO GENERAL SOLICITATION. The Purchaser did not learn of the offering of the Note and Warrant through any public advertising or general solicitation (as these terms are used in Regulation D).

                  4.8 RESIDENCY OF PURCHASER. The Purchaser is a resident of the state or other jurisdiction indicated below the Purchaser's name on the signature pages to this Agreement.

                  4.9 BROKERS AND FINDERS. The Company shall have no liability or responsibility for the payment of any commission or finder's fee to any third party in connection with or resulting from this Agreement or the transactions contemplated by this Agreement by reason of any agreement of the Purchaser.

                  4.10 AUTHORIZATION. The Purchaser has full corporate power and authority and has taken all requisite action on the part of the Purchaser, its partners, officers necessary for (i) the authorization, execution and delivery of the Transaction Documents and (ii) authorization of the performance of all obligations of the Purchaser under the Transaction Documents. The Transaction Documents constitute the legal, valid and binding obligations of the Purchaser, enforceable against the Purchaser in accordance with their terms, subject to bankruptcy, insolvency, reorganization, moratorium and similar laws of general applicability, relating to or affecting creditors' rights generally.

                  4.11 RISK FACTORS. Without limiting any of the Purchaser's other representations and warranties hereunder, the Purchaser acknowledges that the Purchaser has reviewed and is aware of the risk factors described in the SEC Filings.

                  4.12 RELIANCE. The Purchaser has consulted its own financial, legal and tax advisors with respect to the economic, legal and tax consequences of an investment in the Note and Warrant and has not relied on the SEC Filings or the Company, its officers, directors or professional advisors as to such consequences.

                  4.13 NO REPRESENTATIONS. No oral representations have been made by the Company to the Purchaser in connection with the Transaction Documents; and no written representations have been made by the Company to the Purchaser other than as stated in the Transaction Documents and the SEC Filings.

                  4.14 SURVIVAL. The Purchaser acknowledges that the representations, warranties and agreements made by the Purchaser herein shall survive the execution and delivery of this Agreement and the purchase of the Note and Warrant.

                  5. REGISTRATION RIGHTS AGREEMENT. The Company acknowledges and agrees that the Company's execution and delivery of, and full performance of its obligations under, the Registration Rights Agreement is a material inducement to the Purchaser to execute and deliver this Agreement and purchase and pay for the Note and Warrant. The Company agrees to execute and deliver to the Purchaser the Registration Rights Agreement at or before the Closing.

                  6. CERTAIN COVENANTS OF THE COMPANY AND THE PURCHASER.

                  6.1 STOCKHOLDER APPROVAL; REVERSE STOCK SPLIT; RULE 144.

                  (a) STOCKHOLDER APPROVAL. The Company shall seek, and use its best efforts to obtain, on or before the date which is 120 days after the Escrow Funding Date, stockholder approval of the issuance of the Underlying Shares and the Warrant Shares, which approval shall meet the requirements of Rule 713 of the AMEX set forth in the AMEX Company Guide (the "Stockholder Approval"). The Company shall call a meeting of stockholders (the "Stockholder Meeting") to be held within 120 days after the Escrow Funding Date, shall prepare and file with the SEC as promptly as practical, but in no event later than 45 days after the Escrow Funding Date, preliminary proxy materials which set forth a proposal to seek the Stockholder Approval, and the Board of Directors shall recommend approval thereof by the Company's stockholders. The Company shall mail and distribute its proxy materials for the Stockholder Meeting to its stockholders at least 45 days prior to the date of the Stockholder Meeting, shall actively solicit proxies to vote for the Stockholder Approval, and within 30 days after the Escrow Funding Date shall retain a proxy solicitation firm of recognized national standing to assist in the solicitation. The Company shall provide the Purchaser an opportunity to review and comment on such proxy materials by providing (which may be by e-mail) copies of such proxy materials and any revised preliminary proxy materials to the Purchaser a reasonable period of time prior to their filing with the SEC. The Company shall provide the Purchaser (which may be by e-mail) copies of all correspondence from or to the SEC or its staff concerning the proxy materials for the Stockholder Meeting promptly after the same is sent or received by the Company and summaries of any comments of the SEC staff which the Company receives orally promptly after receiving such oral comments. The Company shall furnish to the Purchaser and its legal counsel (which may be by e-mail) a copy of its definitive proxy materials for the Stockholder Meeting and any amendments or supplements thereto promptly after the same are first used, mailed to stockholders or filed with the SEC, shall inform the Purchaser of the progress of solicitation of proxies for such meeting and shall inform the Purchaser of any adjournment of the Stockholder Meeting and shall report the result of the vote of stockholders on such proposition at the conclusion of the Stockholder Meeting.

                  (b) REVERSE STOCK SPLIT. In connection with the Stockholder Meeting, the Company shall also seek, and use its best efforts to obtain, on or before the date that is 120 days after the Escrow Funding Date a reverse split of its Common Stock of not less than one for each ten shares of Common Stock outstanding prior thereto (the "Reverse Stock Split"). The Company shall include the Reverse Stock Split in the preliminary, revised preliminary and definitive proxy materials prepared, filed with the SEC and used for the Stockholder Approval, and the Company's seeking of approval of the Reverse Stock Split shall be conducted in accordance with the requirements of Section 6.1(a).

                  (c) RULE 144. The Company acknowledges that, for purposes of determining the holding period under Rule 144 for Underlying Shares issued upon conversion of, or in lieu of cash payment of interest on, the Note, the holding period of such Underlying Shares shall be tacked to the holding period of the Note, for purposes of determining the holding period under Rule 144 for Warrant Shares issued in a "net" or "cashless" exercise of the Warrant or the Redemption Warrant, the holding period of such Warrant Shares may be tacked to the holding period of the Warrant or the Redemption Warrant, as the case may be, and for purposes of determining the holding period under Rule 144 for the Redemption Warrant, the holding period of the Redemption Warrant may be tacked to the holding period of the Note. The Company agrees not to take a position contrary thereto unless the SEC or its staff by rule or interpretation changes its rules and interpretations thereof in effect on the date of this Agreement or such rules or interpretations are held invalid or incorrect by a court of competent jurisdiction.

                  6.2 LIMITATION ON CERTAIN TRANSACTIONS.

                  (a) Beginning as of the date of this Agreement and until the effective date of the Registration Statement as contemplated by the Registration Rights Agreement, without the prior written consent of the Purchaser (which consent may be withheld in the Purchaser's sole discretion), the Company shall not issue or sell or agree to issue or sell any securities in a capital raising transaction, unless such securities will not be, and are not, registered for sale or resale under the 1933 Act until on or after the effective date of the Registration Statement, provided that the limitation of this Section 6.2(a) shall not apply to securities issued pursuant to the Company's duly adopted employee or director bona fide share and option plans or pursuant to exercise or conversion of Common Stock Equivalents that are outstanding on the date of this Agreement.

                  (b) So long as the Note remains outstanding, without the prior written consent of the registered holder of the Note (which consent may be withheld in such holder's sole discretion), the Company shall not issue or sell, or agree to issue or sell, any securities in a Variable Rate Transaction.

                  (c) If the Company contemplates an offering of its equity or debt securities within six months after the Closing Date, the Company agrees that, upon the reasonable request of the Purchaser, the Company shall first disclose the terms and conditions and other relevant facts of such proposed transaction to AMEX and, in the event that the proposed transaction is not pursuant to a sale registered under the 1933 Act that constitutes a public offering that is exempt from Rule 713 of the AMEX, use its best efforts to obtain from AMEX its assurance that such transaction will not be integrated with the offering which is the subject of this Agreement for purposes of Rule 713 of the AMEX rules. If the Company fails to seek such assurances or obtain such stockholder approval of the additional transaction, then, at the election of the Purchaser, the Company shall redeem within five days after such election all or such portion as specified in writing to the Company by such Purchaser of the Note for the Optional Redemption Consideration for which purpose the cash portion of the Optional Redemption Consideration shall be computed as 120% of the principal amount of the Note or portion thereof so specified by the Purchaser to be redeemed and otherwise as if such redemption were made under
Section 2(b) of the Note.

                  6.3 RIGHT OF THE PURCHASERS TO PARTICIPATE IN FUTURE TRANSACTIONS.

                  (a) RIGHT TO PARTICIPATE. So long as the Note remains outstanding, the Purchaser will have a right to participate in any sales of any of the Company's securities in a capital raising transaction on the terms and conditions set forth in this Section 6.3. During such period, the Company shall give ten Business Days advance written notice to the Purchaser prior to any non-public offer or sale of any of the Company's capital stock or any Common Stock Equivalents in a capital raising transaction by providing to the Purchaser a comprehensive term sheet containing all significant business terms of such a proposed transaction. The Purchaser shall have the right to participate in such proposed transaction and to purchase [17.5% FOR ALEXANDRA] [2.5% FOR ALPHA] [7.5% FOR BRISTOL] [5% FOR CRESCENT] [10% FOR CRESTVIEW] [10% FOR OMICRON] [17.5% FOR PALISADES] [30% FOR SATELLITE] percent of such securities which are the subject of such proposed transaction for the same consideration and on the same terms and conditions as contemplated for such third-party sale (or such lesser portion thereof as specified by the Purchaser). If the Purchaser elects to exercise its rights hereunder it must deliver written notice to the Company within five Business Days following receipt of the notice and comprehensive term sheet from the Company, which notice from the Purchaser shall be contingent upon receipt of satisfactory definitive documents for such transaction from the Company. If, subsequent to the Company giving notice to the Purchaser hereunder but prior to the Purchaser exercising its right to participate (or the expiration of the five-day period without response from the Purchaser or the rejection of such offer for such financing by the Purchaser), the terms and conditions of the proposed third-party sale are changed from that disclosed in the comprehensive term sheet provided to the Purchaser, the Company shall be required to provide a new notice and comprehensive term sheet reflecting such revised terms to the Purchaser hereunder and the Purchaser shall have the right, which must be exercised within five Business Days of such new notice and such revised comprehensive term sheet, to exercise its rights to purchase the securities on such changed terms and conditions as provided hereunder. In the event the Purchaser does not exercise its rights hereunder with respect to a proposed transaction within the period or periods provided, or affirmatively declines to engage in such proposed transaction with the Company, then the Company may proceed with such proposed transaction on the same terms and conditions as noticed to the Purchaser (assuming the Purchaser has consented to the transaction, if required, pursuant to Section 6.2 of this Agreement) with the Purchaser if it has elected to participate in such proposed transaction, PROVIDED that if such proposed transaction is not consummated within 60 days following the Company's notice hereunder, then the right of first refusal hereunder shall again apply to the Purchaser for such proposed transaction. The rights and obligations of this Section 6.3 shall in no way diminish the other rights of the Purchaser pursuant to this Section 6.

                  (b) LIMITATION ON RIGHT OF FIRST REFUSAL. Notwithstanding anything to the contrary contained herein, the number of shares of Common Stock that may be acquired directly or through acquisition of Common Stock Equivalents by the Purchaser pursuant to any capital raising transaction as described in subsection (a) above shall not exceed a number that, when added to the total number of shares of Common Stock deemed beneficially owned by the Purchaser (other than by virtue of the ownership of securities or rights to acquire securities (including the Note and Warrant) that have limitations on the Purchaser's right to convert, exercise or purchase similar to the limitation set forth herein (the "Excluded Shares")), together with all shares of Common Stock deemed beneficially owned at such time (other than by virtue of ownership of Excluded Shares) by Persons whose beneficial ownership of Common Stock would be aggregated with the beneficial ownership of the Purchaser for purposes of determining whether a group exists or for purposes of determining the Purchaser's beneficial ownership in either case for purposes of Section 13(d) of the 1934 Act and Regulation 13D-G thereunder, would result in beneficial ownership by the Purchaser or such group of more than 9.9% of the shares of the

Company's Common Stock (the "Restricted Ownership Percentage"), computed in accordance with Regulation 13D-G. The Purchaser shall have the right at any time and from time to time to reduce its Restricted Ownership Percentage immediately upon notice to the Company in the event and only to the extent that Section 16 of the 1934 Act or the rules promulgated thereunder (or any successor statute or rules) is changed to reduce the beneficial ownership percentage threshold thereunder from 10%. If the Purchaser is unable by reason of the Restricted Ownership Percentage to acquire the full amount of securities which the Purchaser would otherwise be entitled to acquire pursuant to this Section 6.3 and thereafter, at any time prior to the later of (x) repayment or conversion in full of the Note and (y) the expiration or exercise in full of the Redemption Warrant, the Purchaser could acquire such securities without exceeding its Restricted Ownership Percentage, then the Purchaser shall be entitled to acquire such securities at such time.

                  6.4 REPORTS AND INFORMATION. For so long as the Purchaser beneficially owns any of the Securities, the Company will furnish to the Purchaser the following reports and information, each of which shall be provided to the Purchaser by e-mail (at such address as specified in writing by the Purchaser for such purpose) or reputable overnight courier:

                  (a) QUARTERLY FINANCIAL INFORMATION. In the absence of a Quarterly Report on Form 10-Q timely filed with the SEC for any of the Company's first three fiscal quarters in any fiscal year, within 45 days after the end of any such fiscal quarter consolidated balance sheets of the Company as at the end of each of the Company's first three fiscal quarters and the related consolidated statements of operations, stockholders' equity and cash flows for such period and for the portion of the Company's fiscal year ended on the last day of such quarter, all in reasonable detail and certified by the principal financial officer of the Company to have been prepared in accordance with Generally Accepted Accounting Principles, subject to year-end and audit adjustments.

                  (b) ANNUAL FINANCIAL INFORMATION. In the absence of a Form 10-K timely filed with the SEC within 105 days after the end of any fiscal year, then within such period consolidated balance sheets of the Company as at the end of each fiscal year and the related consolidated statements of earnings, stockholders' equity and cash flows for such year, all in reasonable detail and accompanied by the report on such consolidated financial statements of an independent certified public accountant selected by the Company and reasonably satisfactory to the Purchaser.

                  (c) STOCKHOLDER AND ANALYST REPORTS AND INFORMATION. Copies of all notices, financial statements, reports and documents as the Company shall send or make available generally to its stockholders or to financial analysts, promptly after providing same to the stockholders or financial analysts.

                  (d) OTHER INFORMATION. Such other information relating to the Company and the Subsidiaries as from time to time may reasonably be requested by the Purchaser provided the Company or its Subsidiary has such information available to it in the ordinary course of its business, and further provided that the Company, solely in its own discretion, determines that such information is not confidential in nature and disclosure to such Purchaser would not be harmful to the Company or its Subsidiary.

                  Notwithstanding anything to the contrary contained in this
Section 6.4(b), the Company shall not disclose material nonpublic information to the Purchaser, or to advisors to or representatives of the Purchaser, unless prior to disclosure of such information the Company identifies such information as being material nonpublic information and provides the Purchaser, such advisors and representatives with the opportunity to accept or refuse to accept such material nonpublic information for review. The Company may, as a condition to disclosing any material nonpublic information hereunder, require the Purchaser's advisors and representatives to enter into a confidentiality agreement (including an agreement with such advisors and representatives prohibiting them from trading in Common Stock during such period of time as they are in possession of material nonpublic information) in form reasonably satisfactory to the Company and the Purchaser.

                  (e) RULE 144. The Company agrees to make publicly available on a timely basis the information required by Rule 144(c) under the 1933 Act.

                  6.5 PRESS RELEASES. Any press release or other publicity concerning this Agreement or the transactions contemplated by this Agreement shall be submitted to the Purchaser for comment at least two (2) Business Days prior to issuance, unless the release is required to be issued within a shorter period of time by law or pursuant to the rules of the AMEX, Nasdaq or another national securities exchange. The Company shall, on the Escrow Funding Date or on the next succeeding Business Day, issue a press release, in the form of EXHIBIT F hereto, concerning the transactions contemplated hereby. The Company's other press releases and other public information, to the extent concerning the Transaction Documents, shall contain such information as reasonably requested by the Purchaser and be reasonably approved by the Purchaser in writing prior to issuance.

                  6.6 NO CONFLICTING AGREEMENTS. The Company will not take any action, enter into any agreement or make any commitment that would conflict or interfere in any material respect with the obligations to the Purchaser under the Transaction Documents.

                  6.7 INSURANCE. For so long as the Purchaser beneficially owns any of the Securities, the Company shall, and shall cause each Subsidiary to, have in full force and effect (a) insurance reasonably believed to be adequate on all assets and activities of a type customarily insured, covering property damage and loss of income by fire or other casualty, and (b) insurance reasonably believed to be adequate protection against all liabilities, claims and risks against which it is customary for companies similarly situated as the Company and the Subsidiaries to insure.

                  6.8 COMPLIANCE WITH LAWS. So long as the Purchaser beneficially owns any Securities, the Company will use reasonable efforts to comply with all applicable laws, rules, regulations, orders and decrees of all governmental authorities, except to the extent non-compliance (in one instance or in the aggregate) would not have a Material Adverse Effect.

                  6.9 LISTING OF UNDERLYING SHARES AND WARRANT SHARES AND RELATED MATTERS. The Company agrees to obtain the listing of the Underlying Shares and Warrant Shares on the AMEX not later than the Closing Date (or such earlier date as required by AMEX) and, to the extent necessary, to take such action to cause the Underlying Shares and the Warrant Shares to continue to be eligible for trading on the AMEX. The Company agrees that if the Company applies to have its Common Stock or other securities traded on any other principal stock exchange or market, it will include in such application the Underlying Shares and Warrant Shares and will take such other action as is necessary to cause such Common Stock to be so listed. For so long as any of the Note, the Warrant or the Redemption Warrant remains outstanding, the Company will take all action necessary to continue the listing and trading of its Common Stock on at least one of the AMEX, the NYSE or Nasdaq (collectively, "Approved Markets"), and will comply in all respects with the Company's reporting, filing and other obligations under the bylaws or rules of such exchange or market, as applicable, to ensure the continued eligibility for trading of the Common Stock thereon. Neither the Company nor any of its Affiliates, nor any Person acting on its or their behalf, shall directly or indirectly make any offers or sales of any security or solicit any offers to buy any security which may cause the integration of the offering hereunder with any other offering of securities for purposes of determining the need to obtain stockholder approval of the transactions contemplated hereby under the rules of the AMEX. Unless in its reasonable judgment such would constitute material non-public information, the Company shall notify the Purchasers in advance if it intends to make any private placement of securities within the six-month period after the Closing Date, and unless the Company shall have received stockholder approval of the transactions contemplated hereby under the rules of the AMEX, at the Purchaser's reasonable request, the Company shall request a ruling from the AMEX in advance that such private placement will not be integrated with the transactions contemplated hereunder pursuant to the rules of the AMEX.

                  6.10 FORM 8-K. Within two Business Days after the Escrow Funding Date, the Company will publicly report the issue and sale of the Note and Warrant by filing with the SEC a Current Report on Form 8-K under the 1934 Act which report shall describe the material terms and include copies of the Transaction Documents as exhibits to such report.

                  6.11 LEGENDS. Until registration for resale pursuant to the Registration Rights Agreement or until sales under Rule 144(k) under the 1933 Act are permitted, certificates evidencing the Underlying Shares and the Warrant Shares may bear one or both of the following legends or legends substantially similar thereto:

                  (a) "The shares represented by this certificate may not be transferred without (i) the opinion of counsel reasonably satisfactory to the corporation that such transfer may lawfully be made without registration under the Securities Act of 1933 or qualification under applicable state securities laws; or (ii) such registration or qualification."

                  (b) If required by the authorities of any state in connection with the issuance of sale of the Securities, the legend required by such state.

Upon registration for resale pursuant to the Registration Rights Agreement or upon Rule 144(k) under the 1933 Act becoming available, the Company shall promptly (but in no event later than five Business Days after surrender of the legended certificates to the Company) cause certificates evidencing the Underlying Shares and Warrant Shares previously issued to be replaced with certificates which do not bear the restrictive legends set forth in the preceding clause (a) of this Section, and all Underlying Shares and Warrant Shares subsequently issued shall not bear the restrictive legend set forth in the preceding clause (a) of this Section. If the Purchaser notifies the Company that the Purchaser has not received such certificates without the restrictive legend set forth in the preceding clause (a) of this Section within three Business Days after surrender of such legended certificates (each, a "Purchaser Share Notice"), and the Purchaser does not receive such certificates without the restrictive legend set forth in the preceding clause (a) of this Section within two Business Days after giving a particular Purchaser Share Notice, then the Company shall pay cash liquidated damages to the Purchaser at the rate of 2% per month of the original Purchase Price of the Note and Warrant in respect of which such Underlying Shares and Warrant Shares are issuable or issued and for which the certificates have not been provided in compliance with the above, for so long as the Company fails to provide such certificates. A Purchaser Share Notice may be given by telephone or e-mail to the Company's Chief Financial Officer or General Counsel. The Purchaser agrees that any sale by the Purchaser of Underlying Shares and Warrant Shares pursuant to the Registration Statement shall be made by the Purchaser in compliance with the prospectus delivery requirements of the 1933 Act and in accordance with the plan of distribution set forth in the Registration Statement and related prospectus, as amended and supplemented from time to time.

                  6.12 LIMITATION ON CERTAIN ACTIONS. From the date of execution and delivery of this Agreement by the parties hereto to the date of issuance of the Note, the Company (1) shall comply with Section 4 of the Note as if the Note were outstanding, (2) shall not take any action which, if the Note were outstanding, (A) would constitute an Event of Default or, with the giving of notice or the passage of time or both, would constitute an Event of Default or
(B) would constitute a Repurchase Event or, with the giving of notice or the passage of time or both, would constitute a Repurchase Event.

                  6.13 BEST EFFORTS. Each of the parties shall use its best efforts timely to satisfy each of the conditions to the other party's obligations to sell and purchase the Note set forth in Section 7 or 8, as the case may be, of this Agreement on or before the Escrow Funding Date or the Closing Date, as the case may be.

                  6.14 DEBT OBLIGATION. So long as any portion of the Note is outstanding, the Company shall cause its books and records to reflect the Note as a debt of the Company in its unpaid principal amount, shall cause its financial statements to reflect the Note as a debt of the Company in such amount as shall be the greatest amount permitted in accordance with generally accepted accounting principles and, whenever appropriate, as a valid senior, unsecured debt obligation of the Company for money borrowed.

                  7. CONDITIONS TO ESCROW FUNDING.

                  7.1 CONDITIONS TO THE COMPANY'S OBLIGATIONS. The Company's obligation to execute and deliver the Escrow Agreement is conditioned upon satisfaction of the following conditions precedent on or before the Escrow Funding Date (any or all of which may be waived by the Company in its sole discretion):

                  (a) On the Escrow Funding Date, no legal action, suit or proceeding shall be pending or threatened which seeks to restrain or prohibit the transactions contemplated by this Agreement; and

                  (b) The representations and warranties of the Purchaser contained in this Agreement shall have been true and correct on the date of this Agreement and shall be true and correct on the Escrow Funding Date as if given on and as of the Escrow Funding Date (except for representations given as of a specific date, which representations shall be true and correct as of such date), and on or before the Escrow Funding Date the Purchaser shall have performed all covenants and agreements of the Purchaser contained herein or in any of the other Transaction Documents required to be performed by the Purchaser on or before the Escrow Funding Date.

                  7.2 CONDITIONS TO THE PURCHASER'S OBLIGATIONS. The Purchaser's obligation to execute and deliver the Escrow Agreement and to deposit the Purchase Price with the Escrow Agent are conditioned upon satisfaction of the following conditions precedent on or before the Escrow Funding Date (any or all of which may be waived by the Purchaser in its sole discretion):

                  (a) On the Escrow Funding Date, no legal action, suit or proceeding shall be pending or threatened which seeks to restrain or prohibit the transactions contemplated by this Agreement;

                  (b) The representations and warranties of the Company contained in this Agreement shall have been true and correct on the date of this Agreement and the representations and warranties of the Company contained in the Transaction Documents shall be true and correct on the Escrow Funding Date as if given on and as of the Escrow Funding Date (except for representations given as of a specific date, which representations shall be true and correct as of such date), and on or before the Escrow Funding Date the Company shall have performed all covenants and agreements of the Company contained herein or in any of the other Transaction Documents required to be performed by the Company on or before the Escrow Funding Date;

                  (c) No event which, if the Note were outstanding, would constitute an Event of Default or a Repurchase Event or which, with the giving of notice or the passage of time, or both, would constitute an Event of Default or a Repurchase Event shall have occurred and be continuing;

                  (d) The Company shall have delivered to the Purchaser a certificate, dated the Escrow Funding Date, duly executed by its Chief Executive Officer or Chief Financial Officer, to the effect set forth in subparagraphs
(a), (b) and (c) of this Section 7.2;

                  (e) The Company shall have delivered to the Purchaser a certificate, dated the Escrow Funding Date, of the Secretary of the Company certifying (A) the Certificate of Incorporation and By-Laws of the Company as in effect on the Escrow Funding Date, (B) all resolutions of the Board of Directors (and committees thereof) of the Company relating to this Agreement and the other Transaction Documents and the transactions contemplated hereby and thereby and
(C) such other matters as reasonably requested by the Purchaser;

                  (f) On the Escrow Funding Date, the Purchaser shall have received an opinion of Schneider Weinberger, LLP, counsel for the Company, dated the Escrow Funding Date, addressed to the Purchaser, in form, scope and substance reasonably satisfactory to the Purchaser, substantially in the form attached as EXHIBIT E; and

                  (g) On the Escrow Funding Date, (i) trading in securities on the NYSE, the AMEX or Nasdaq shall not have been suspended or materially limited and (ii) a general moratorium on commercial banking activities in the State of New York shall not have been declared by either federal or state authorities, nor shall there have occurred any material outbreak or escalation of hostilities or other national or international calamity or crisis of such magnitude in its effect on, or any material adverse change in any financial market which, in each case, in the good faith judgment of the Purchaser, makes it impracticable or inadvisable to purchase the Note and Warrant.

                  8. CONDITIONS TO CLOSING.

                  8.1 CONDITIONS TO THE COMPANY'S OBLIGATIONS TO ISSUE AND SELL. The Company's obligation to issue and sell the Note and the Warrant to the Purchaser is conditioned upon satisfaction of the following conditions precedent on or before the Closing Date (any or all of which may be waived by the Company in its sole discretion):

                  (a) On the Closing Date the closings under the Other Purchase Agreements shall have occurred;

                  (b) On the Closing Date, no legal action, suit or proceeding shall be pending or threatened which seeks to restrain or prohibit the transactions contemplated by this Agreement; and

                  (c) The representations and warranties of the Purchaser contained in this Agreement shall have been true and correct on the date of this Agreement and the representations and warranties of the Purchaser contained in the Transaction Documents shall be true and correct on the Closing Date as if given on and as of the Closing Date (except for representations given as of a specific date, which representations shall be true and correct as of such date), and on or before the Closing Date the Purchaser shall have performed all covenants and agreements of the Purchaser contained herein or in any of the other Transaction Documents required to be performed by the Purchaser on or before the Closing Date.

                  8.2 CONDITIONS TO THE PURCHASER'S OBLIGATIONS TO PURCHASE. The Purchaser's obligation to purchase the Note and Warrant is conditioned upon satisfaction of the following conditions precedent on or before the Closing Date (any or all of which may be waived by the Purchaser in its sole discretion):

                  (a) On the Closing Date, no legal action, suit or proceeding shall be pending or threatened which seeks to restrain or prohibit the transactions contemplated by this Agreement;

                  (b) The representations and warranties of the Company contained in this Agreement shall have been true and correct on the date of this Agreement and the representations and warranties of the Company contained in the Transaction Documents shall be true and correct on the Closing Date as if given on and as of the Closing Date (except for representations given as of a specific date, which representations shall be true and correct as of such date), and on or before the Closing Date the Company shall have performed all covenants and agreements of the Company contained herein or in any of the other Transaction Documents required to be performed by the Company on or before the Closing Date;

                  (c) No event which, if the Note were outstanding, would constitute an Event of Default or Repurchase Agreement or which, with the giving of notice or the passage of time, or both, would constitute an Event of Default or repurchase Agreement shall have occurred and be continuing;

                  (d) The Stockholder Approval Condition shall have been satisfied;

                  (e) The Company shall have delivered to the Purchaser a certificate, dated the Closing Date, duly executed by its Chief Executive Officer or Chief Financial Officer, to the effect set forth in subparagraphs
(a), (b), (c) and (d) of this Section 8.2;

                  (f) The Company shall have delivered to the Purchaser a certificate, dated the Closing Date, of the Secretary of the Company certifying
(A) the Certificate of Incorporation and By-Laws of the Company as in effect on the Closing Date, (B) all resolutions of the Board of Directors (and committees thereof) of the Company relating to this Agreement and the other Transaction Documents and the transactions contemplated hereby and thereby and (C) such other matters as reasonably requested by the Purchaser;

                  (g) On the Closing Date, the Purchaser shall have received an opinion of Schneider Weinberger, LLP, counsel for the Company, dated the Closing Date, addressed to the Purchaser, in form, scope and substance reasonably satisfactory to the Purchaser; and

                  (h) On the Closing Date, (i) trading in securities on the NYSE, the AMEX or Nasdaq shall not have been suspended or materially limited and
(ii) a general moratorium on commercial banking activities in the State of New York shall not have been declared by either federal or state authorities, nor shall there have occurred any material outbreak or escalation of hostilities or other national or international calamity or crisis of such magnitude in its effect on, or any material adverse change in any financial market which, in each case, in the good faith judgment of the Purchaser, makes it impracticable or inadvisable to purchase the Note and Warrant.

                  9. MISCELLANEOUS.

                  9.1 SUCCESSORS AND ASSIGNS. This Agreement may not be assigned by the Company. This Agreement may not be assigned by the Purchaser prior to the Closing without the prior written consent of the Company, which consent may not be unreasonably withheld or delayed, except that after the Closing, without the prior written consent of the Company, but after notice given to the Company, the Purchaser may assign its rights and delegate its duties hereunder in whole or in part to an Affiliate or to any transferee of Securities from the Purchaser. The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and permitted assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and permitted assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

                  9.2 COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                  9.3 TITLES AND SUBTITLES. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

                  9.4 NOTICES. Unless otherwise provided, any notice required or permitted under this Agreement shall be given in writing and shall be deemed effectively given only upon delivery to each party to be notified by (i) personal delivery, (ii) telephone line facsimile transmission, upon receipt of confirmation of complete transmittal, or (iii) a recognized overnight air courier, addressed to the party to be notified at the address as follows, or at such other address as such party may designate by ten days' advance written notice to the other party:


                  If to the Company:

                           Viragen, Inc.
                           865 SW 78th Avenue
                           Suite 100
                           Plantation, Florida 33324,

                           Attention: Chief Financial Officer

                           Telephone: (954) 233-8746

                           Fax: (954) 233-1413
                  with a copy to:

                           Schneider Weinberger, LLP
                           2499 Glades Road
                           Suite 108
                           Boca Raton, Florida

                           Attention: James Schneider, Esq.

                           Telephone: (561) 362-9595
                           Fax: (561) 362-9612

                  If to the Purchaser:

                           to the address set forth on the signature pages
hereto.

                  9.5 EXPENSES. The parties hereto shall pay their own costs and expenses in connection herewith [FOR PALISADES, OMICRON, SATELLITE AND ALEXANDRA
ONLY: , EXCEPT THAT THE COMPANY SHALL PAY OR REIMBURSE THE PURCHASER, AT OR BEFORE THE CLOSING, FOR ITS LEGAL AND DUE DILIGENCE EXPENSES INCURRED IN CONNECTION HEREWITH TO THE EXTENT NOT PREVIOUSLY PAID; PROVIDED, HOWEVER, IN NO EVENT SHALL THE COMPANY BE REQUIRED TO PAY MORE THAN [$2,500 FOR PALISADES] [$2,500 FOR OMICRON] [$2,500 FOR SATELLITE] [$32,500 FOR ALEXANDRA] TOWARDS SUCH EXPENSES OF THE PURCHASER.] The Company shall pay all fees and expenses of any placement agents in connection with the transactions contemplated by this Agreement pursuant to a separate agreement between such parties.

                  9.6 AMENDMENTS AND WAIVERS. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the Purchaser; PROVIDED, HOWEVER, that any such amendment or waiver effected in accordance with this paragraph shall be binding upon each holder of any Securities purchased under this Agreement at the time outstanding, each future holder of all such securities, and the Company.

                  9.7 SEVERABILITY. If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of this Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

                  9.8 ENTIRE AGREEMENT. This Agreement, including the Exhibits and Schedules hereto, the other Transaction Documents and other documents contemplated hereby and thereby constitute the entire agreement among the parties hereof with respect to the subject matter hereof and thereof and supersede all prior agreements and understandings, both oral and written, between the parties with respect to the subject matter hereof and thereof.

                  9.9 SURVIVAL. All representations, warranties, covenants and agreements contained in this Agreement shall be deemed to be representations, warranties, covenants and agreements as of the date hereof, except as expressly provided to be made or deemed made as of another date. The representations and warranties shall survive the execution and delivery of, and the Closing under, this Agreement.

                  9.10 FURTHER ASSURANCES. The parties shall execute and deliver all such further instruments and documents and take all such other actions as may reasonably be required to carry out the transactions contemplated hereby and to evidence the fulfillment of the agreements herein contained.

                  9.11 APPLICABLE LAW. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York without regard to principles of conflicts of laws.

                  9.12 REMEDIES.

                  (a) The Purchaser shall be entitled to specific performance of the Company's obligations under the Transaction Documents.

                  (b) The Company on the one hand and the Purchaser shall indemnify the other and hold it harmless from any loss, cost, expense or fees (including reasonable attorneys' fees and expenses) arising out of any breach of any of its representations, warranties, covenants or agreements in any of the Transaction Documents, or arising out of the enforcement of this Section 9.12.

                  9.13 JURISDICTION. The parties hereby agree that all actions or proceedings arising directly or indirectly from or in connection with this Agreement shall be litigated only in the Supreme Court of the State of New York or the United States District Court for the Southern District of New York located in New York County, New York. The parties consent and submit to the jurisdiction and venue of the foregoing courts and consent that any process or notice of motion or other application to either of said courts or a judge thereof may be served inside or outside the State of New York or the Southern District of New York (but with respect to any party hereto, such consent shall not be deemed a general consent to jurisdiction and service for any third parties) by registered mail, return receipt requested, directed to the party being served at its address provided in or pursuant to this Agreement (and service so made shall be deemed complete three (3) days after the same has been posted as aforesaid) or by personal service or in such other manner as may be permissible under the rules of said courts. The Company hereby waives any right to a jury trial in connection with any litigation pursuant to this Agreement.

                  9.14 SURVIVAL. The respective representations, warranties, covenants and agreements of the Company and the Purchaser contained in this Agreement and the documents delivered in connection with this Agreement shall survive the execution and delivery of this Agreement and the other Transaction Documents and the Closing and delivery of and payment for the Note and issuance of the Warrant, and shall remain in full force and effect regardless of any investigation made by or on behalf of the Purchaser or any Person controlling or acting on behalf of the Purchaser or by the Company or any Person controlling or acting on behalf of the Company.

                  9.15 CONSTRUCTION; PURCHASER STATUS. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party. The Purchaser is not acting as part of a "group" (as that term is used in Section 13(d) of the 1934 Act) in negotiating and entering into this Agreement or purchasing the Note and the Warrant or acquiring, disposing of or voting any of the Underlying Shares or the Warrant Shares. The Company hereby confirms that it understands and agrees that the Purchaser is not acting as part of any such group.

                            [SIGNATURE PAGES FOLLOW]

                  IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed by their respective officers or other representatives thereunto duly authorized as of the date first above written.

                                        VIRAGEN, INC.



                                        By:
                                            ------------------------------------
                                             Name:
                                             Title:

                                           THE PURCHASER:

                                            [NAME]

                                               BY: [NAME],
                                                    AS INVESTMENT ADVISOR



                                               By:
                                                   -----------------------------
                                                    Name:
                                                    Title:


Purchase Price:                               $
Number of Warrant Shares:
Initial Conversion Price of Note:             $
Initial Exercise Price of Warrant:            $

                                           Address for Notices:

                                           [Name]

                                           Attn:
                                           Telephone:  (   )
                                           Facsimile:  (   )
                                           E-mail:

                                           with copies to:

                                           [Name of Advisor]
                                           [Address]
                                           Telephone:  (   )
                                           Facsimile:  (   )